UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22575

                      J.P. Morgan Access Multi-Strategy Fund II

(Exact name of registrant as specified in charter)

277 Park Avenue

                         New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.4

New York Plaza

                           New York, NY 10004

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the year ended March 31, 2021

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the Securities and Exchange Commission (“SEC”), may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the year ended March 31, 2021

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of J.P. Morgan Access Multi-Strategy Fund II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of J.P. Morgan Access Multi-Strategy Fund II (the “Fund”) as of March 31, 2021, the related statements of operations and cash flows for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and investment fund portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 28, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

March 31, 2021

			% of
Investment Funds (e)	Cost ($)	Value ($)	Net Assets	Liquidity (d)
Event Driven
HG Vora Special Opportunities Fund, Ltd. (a)	2,935,918	3,687,886	4.26	Quarterly
Magnetar PRA Fund, Ltd. (a)	1,626,304	1,794,849	2.08	Monthly
Sculptor Enhanced Overseas Fund, Ltd. (a)	3,950,000	4,327,534	5.00	Quarterly
Third Point Offshore Fund, Ltd. (a)	2,556,645	4,402,955	5.09	Quarterly
Varde Credit Partners (Offshore), Ltd. (a)	2,894,126	3,200,318	3.70	Quarterly

Total	13,962,993	17,413,542	20.13

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (a)	2,400,000	3,116,693	3.60	Monthly
Coatue Offshore Fund, Ltd. (a)	1,923,873	3,794,761	4.39	Quarterly
Echo Street GoodCo Select Offshore Ltd. (a)	3,300,000	4,109,790	4.75	Monthly
Lakewood Capital Offshore Fund, Ltd. (a)	2,572,734	3,345,039	3.87	Quarterly
Light Street Xenon, Ltd. (a)	2,500,000	2,483,532	2.87	Quarterly
Redmile Capital Offshore Fund, Ltd. (a)	2,800,000	3,397,131	3.93	Quarterly
RTW Offshore Fund One, Ltd. (a)	1,400,000	1,240,834	1.43	Quarterly
Snow Lake Asia Offshore Fund Ltd (a)	1,700,000	1,475,292	1.70	Quarterly

Total	18,596,607	22,963,072	26.54

Opportunistic/Macro
Brevan Howard Fund, Ltd. (a)	4,706,579	6,239,294	7.21	Quarterly
D.E. Shaw Oculus International Fund	3,827,543	5,795,693	6.70	Quarterly
Fort Global Offshore Fund, SPC (a)	2,507,113	2,592,644	3.00	Daily

Total	11,041,235	14,627,631	16.91

Relative Value
D.E. Shaw Composite International Fund	4,932,084	8,494,147	9.82	Quarterly
Dollar Senior Loan Offshore Fund II, Ltd (a)	1,578,296	1,726,491	1.99	Monthly
Galton Agency MBS Offshore Fund, Ltd. (a)	1,650,000	1,853,197	2.14	Monthly
Good Hill Overseas Fund, Ltd. (a)	463,782	493,210	0.57	Quarterly
King Street Capital, Ltd. (a)	135,078	156,273	0.18	Side Pocket*
LibreMax Offshore Fund, Ltd. (a)	2,650,000	2,403,491	2.78	Quarterly
SPF Securitized Products Fund Ltd. (a)	1,950,000	2,143,859	2.48	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd. (a)	5,612,791	7,027,298	8.12	Quarterly

Total	18,972,031	24,297,966	28.08

Total Investments in Investment Funds	62,572,866	79,302,211	91.66

Registered Investment Companies
Alternative Assets
Neuberger Berman Long Short Fund - Institutional Class
Shares	2,197,292	2,271,759	2.63	Daily
Fixed Income
PIMCO Mortgage Opportunities and Bond Fund - Institutional Class Shares	1,206,592	1,228,712	1.42	Daily

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

March 31, 2021

			% of
Registered Investment Companies (continued)	Cost ($)	Value ($)	Net Assets	Liquidity
Short-Term Investment
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.03% (b),(c)	558,601	558,601	0.64	Daily

Total Investments in Registered Investment Companies	3,962,485	4,059,072	4.69

Total Investments	66,535,351	83,361,283	96.35

Other Assets, less Liabilities		3,157,544	3.65

Net Assets		86,518,827	100.00

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $65,012,371.

(b)

Investment in affiliate. The Fund holds 558,601 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of March 31, 2021.

(d)	Certain funds (except registered investment companies) may be subject to an initial lock-up period, as described in Note 1 of the financial statements.

(e)	Non-income producing investments.

*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

March 31, 2021

Investment Strategy as a Percentage of Total Investments

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0.65% to 3% annually of net assets and incentives of 0% to 30% of net profits earned.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Assets and Liabilities

March 31, 2021

Assets

Investments in non-affiliates, at value (cost $65,976,750)	$82,802,682
Investments in affiliates, at value (cost $558,601)	558,601
Receivable for Investment Funds sold	3,447,837
Investments paid in advance (see Note 2c)	1,450,000
Prepaid expenses	33,511
Dividend receivable from non-affiliates	3,493
Dividend receivable from affiliates	29

Total assets	88,296,153

Liabilities
Subscriptions received in advance (see Note 6)	1,087,000
Tender offer proceeds payable	411,367
Management Fee payable	140,919
Professional fees payable	75,874
Administration Fee payable	21,193
Credit facility fees payable	2,347
Interest payable	337
Other accrued expenses	38,289

Total liabilities	1,777,326

Net Assets attributable to 5,474,069 shares issued and outstanding ($0.001 par value; unlimited number of shares authorized)	$86,518,827

Net Assets
Paid in capital	$125,531,114
Total distributable earnings (loss)	(39,012,287)

Net Assets	$86,518,827

Net asset value per share*	$15.81

*

The net asset value shown in the statement of assets and liabilities and in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America, may differ from the net asset value calculated for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Operations

For the year ended March 31, 2021

Investment income
Dividend income from affiliates	$1,461
Dividend income from non-affiliates	82,363

Total investment income	83,824

Expenses
Management Fee (see Note 3)	774,884
Fund accounting and custodian fees	206,005
Administration Fee (see Note 3)	116,233
Professional fees	94,511
Credit facility fees (see Note 4)	53,692
Insurance	29,831
Trustees’ and Chief Compliance Officer’s fees	25,183
Investor servicing fees	23,088
Interest (see Note 4)	10,590
Other	24,199

Total expenses	1,358,216

Less: Waivers and/or expense reimbursements (see Note 3)	(4,235)

Net expenses	1,353,981

Net investment income/(loss)	(1,270,157)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from investments in non-affiliates	764,787
Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	13,227,101
Distributions of capital gains received from investment companies non-affiliates	92,586

Net realized and unrealized gain/(loss)	14,084,474

Net increase/(decrease) in Net Assets resulting from operations	$12,814,317

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statements of Changes in Net Assets

For the year ended March 31, 2021

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Change in Net Assets Resulting from Operations:
Net investment income/(loss)	$(1,270,157)	$(1,183,623)
Net realized gain/(loss) from investments in non-affiliates	764,787	1,321,520
Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	13,227,101	(2,468,954)
Distributions of capital gains received from investment companies non-affiliates	92,586	207,984

Net increase/(decrease) in Net Assets resulting from operations	12,814,317	(2,123,073)

Distributions to Shareholders:
From net investment income	(5,167,232)	(2,360,902)

Capital Transactions:
Change in Net Assets from capital transactions	10,965,514	(11,968,421)

Net Assets:
Change in Net Assets	18,612,599	(16,452,396)
Beginning of year	67,906,228	84,358,624

End of year	$86,518,827	$67,906,228

Capital Transactions:
Proceeds from shares issued	$10,311,000	$521,000
Dividends and distributions reinvested	4,108,883	1,848,499
Cost of shares repurchased	(3,454,369)	(14,339,451)
Repurchase fees	–	1,531

Change in Net Assets from capital transactions	$10,965,514	$(11,968,421)

Share Transactions:
Issued	656,914	34,019
Reinvested	261,066	121,734
Repurchased	(222,077)	(944,309)

Change in Shares	695,903	(788,556)

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Cash Flows

For the year ended March 31, 2021

Cash flows from operating activities

Net increase/(decrease) in Net Assets resulting from operations	$12,814,317
Adjustments to reconcile net increase in Net Assets resulting from operations to net cash used in operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(22,807,919)
Sales of non-affiliated Investment Funds and registered investment companies	17,528,707
Sales of short-term investments in affiliates, net	2,522,136
Net realized (gain)/loss from investments in non-affiliates	(764,787)
Net change in unrealized (appreciation)/depreciation on investments in non-affiliates	(13,227,101)
Decrease in dividend receivable from affiliates	1,498
Decrease in dividend receivable from non-affiliates	587
Increase in prepaid expenses	(5,413)
Decrease in credit facility fees payable	(174)
Decrease in professional fees payable	(8,561)
Increase in Administration Fee payable	2,996
Increase in interest payable	337
Increase in Management Fee payable	20,449
Decrease in other accrued expenses	(15,323)

Net cash used in operating activities	(3,938,251)

Cash flows from financing activities

Capital subscriptions, including change in subscriptions received in advance	11,225,000
Distributions to shareholders	(1,058,349)
Capital redemptions, including change in tender offer proceeds payable and repurchase fees	(6,228,400)
Proceeds from loan payable	5,750,000
Repayment of loan payable	(5,750,000)

Net cash provided by financing activities	3,938,251

Net change in cash and cash equivalents	–

Cash at beginning of year	–

Cash at end of year	$–

Supplemental disclosure of cash flow information

Cash paid during the year for interest	$10,253

Reinvestment of distributions	$4,108,883

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Financial Highlights

Ratios and other Financial Highlights

	Years Ended March 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.21	$15.15	$15.08	$15.24	$14.32

Net investment income (loss) (a)	(0.26)	(0.23)	(0.19)	(0.22)	(0.23)
Net realized and unrealized gain (loss) from investments	2.90	(0.24)	0.26	0.81	1.15
Repurchase fees	–	0.00 (b)	–	0.00 (b)	0.00 (b)

Net increase (decrease) in Net Assets resulting from operations	2.64	(0.47)	0.07	0.59	0.92

Total distributions	(1.04)	(0.47)	–	(0.75)	–

Net asset value, end of year	$15.81	$14.21	$15.15	$15.08	$15.24

Total return	18.59%	(3.27%)	0.46%	3.91%	6.42%

Ratios to average Net Assets:

Expenses, before waivers	1.79%	1.81%	1.71%	1.59%	1.63%
Expenses, net of waivers	1.78%	1.80%	1.70%	1.57%	1.61%

Net investment income (loss), before waivers	(1.68%)	(1.53%)	(1.34%)	(1.41%)	(1.58%)
Net investment income (loss), net of waivers	(1.67%)	(1.52%)	(1.32%)	(1.39%)	(1.56%)

Portfolio turnover rate	23.49%	27.77%	38.52%	21.91%	27.70%

Net Assets	$86,518,827	$67,906,228	$84,358,624	$121,320,820	$274,622,992

Total return is calculated as the percentage change in value of a theoretical shareholder investment made at the beginning of the period, net of all fees and expenses. A shareholder’s total return may vary based on the timing of capital subscriptions.

The above expense ratios do not include the expenses from the investment funds and affiliated money market fund. However, total returns take into account all expenses.

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021

1. Organization

J.P. Morgan Access Multi-Strategy Fund II (the “Fund”) was organized as a Delaware statutory trust on June 16, 2011 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third-party investment advisors:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Long/Short Equities – Makes long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture, typically with low correlations to other strategies. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 2-90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 20-90 day redemption notice periods and may have lock-up periods of up to one year.

J.P. Morgan Investment Management Inc. (“JPMIM”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”), and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Trustees (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

1.  Organization (continued)

Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities.

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is offered to certain tax-exempt and tax-deferred investors. The Fund is neither designed nor intended for U.S. taxable investors and/or non-U.S. persons.

2.  Significant Accounting Policies

a.  Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets (“Net Assets”) from operations during the reporting period. Actual results could differ from those estimates.

b.  Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the year until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of March 31, 2021, Investment Funds with a fair value of $79,302,211 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c.  Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to March 31, 2021, but the investment is not effective until April 1, 2021. At March 31, 2021, the Fund made the following commitments to purchase Investment Funds:

Investment Funds *	Amount
Coatue Offshore Fund, Ltd.	$150,000
Echo Street GoodCo Select Offshore Ltd.	250,000
HG Vora Special Opportunities Fund, Ltd.	200,000
Light Street Xenon, Ltd.	350,000
Redmile Capital Offshore Fund, Ltd.	150,000
Sculptor Enhanced Overseas Fund, Ltd.	150,000
Third Point Offshore Fund, Ltd.	200,000

Total	$1,450,000

* The Investment Funds utilize the Long/Short Equities and Event Driven strategy subject to 30 - 90 day redemption notice periods, and they have monthly and quarterly liquidity.

d.  Distributions from Investments

Distributions received from Investment Funds or affiliated and non-affiliated investment companies whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e.  Investment Transactions with Affiliates

The Fund invested in affiliated investment companies which are advised by the Investment Manager or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be affiliated issuer.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

2.  Significant Accounting Policies (continued)

e.  Investment Transactions with Affiliates (continued)

Affiliated investment companies’ distributions may be reinvested into the affiliated investment companies. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Security Description	Value at March 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at March 31, 2021	Shares at March 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.03% (a)	$3,080,737	$20,243,967	$(22,766,103)	$-	$-	$558,601	558,601	$1,461	$-

(a)	The rate shown is the current yield as of March 31, 2021.

f.  Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds and non-affiliated investment companies are included in Net change in unrealized appreciation/(depreciation) on investments in non-affiliates on the Statement of Operations.

g.  Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and affiliated and non-affiliated investment companies, and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average Net Assets shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by the Fund as described in Note 3.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

2.  Significant Accounting Policies (continued)

h.  Income Taxes

The Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to its shareholders all of its distributable net investment income and net realized capital gains on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax has been recorded in these financial statements.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of March 31, 2021, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

i.  Dividends and Distributions

Dividends from net investment income and distributions from net realized capital gains are generally declared and paid annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., gains/losses from the sale of PFICs, and certain distributions), such amounts are reclassified within the components of Net Assets based on their Federal tax-basis treatment; temporary differences do not require reclassifications.

All of the distributions, if any, to shareholders were from net investment income and were ordinary income for tax purposes.

Pursuant to the automatic dividend reinvestment plan (“DRIP”), shareholders are presumed to have elected to have all net investment income dividends and net realized capital gains distributions, if any, automatically reinvested in shares. Shareholders who affirmatively choose not to participate in the DRIP will receive distributions in cash.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

2.  Significant Accounting Policies (continued)

j.  Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3.  Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end net asset value of the Fund, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s net asset value each month. For the year ended March 31, 2021, the Management Fee earned by JPMIM totaled $774,884.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 0.85% of the month-end net asset value of the Fund.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.15% of the Fund’s month-end net asset value, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the year ended March 31, 2021, the Administration Fee earned by JPMIM totaled $116,233.

The Investment Manager, the Sub-Advisor and the Administrator, have contractually agreed to waive fees and/or reimburse the Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to trustee election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 2.00% on an annualized basis of the Fund’s Net Assets as of the end of each month. This expense limitation agreement is in effect until August 1, 2021. Under this agreement, none of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years. There were no fees waived pursuant to this agreement during the year ended March 31, 2021.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

3.  Management Fee, Related Party Transactions and Other (continued)

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates (affiliated money market funds). The Investment Manager and/or Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from an affiliated money market fund on the Fund’s investment in such affiliated money market funds. The amount of waivers resulting from investments in the affiliated money market funds for the year ended March 31, 2021 was $4,235. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Entities may be retained by the Fund to assist in the placement of shares. These entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing shares through a Placement Agent. The placement fee will be added to a prospective investor’s purchase amount; it will not constitute an investment made by the investor in the Fund, nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated investment companies, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund has adopted a Deferred Compensation Plan for Eligible Trustees (the “Plan”) which allows the Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4.  Line of Credit

The Fund has a line of credit with Credit Suisse International in the amount of $11 million and from time to time may borrow cash under the credit agreement. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a LIBOR based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had no outstanding loan balance on this line of credit as of March 31, 2021. This agreement terminates on May 26, 2021.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

4.  Line of Credit (continued)

During the year ended March 31, 2021, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$1,196,893	1.80%	$10,590 §	177	$53,692 §

*	For the days borrowings were outstanding.
**	For the fiscal year ended March 31, 2021.
§	Interest expense and credit facility fees incurred for the fiscal year ended March 31, 2021 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Credit Suisse International in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments.

At a meeting held in May 2021, the Board approved the renewal of the line of credit until May 25, 2022, effective May 26, 2021.

5.  Security Transactions

During the year ended March 31, 2021, purchases and sales of investments (excluding short-term investments) amounted to $21,757,919 and $17,610,435 respectively.

6.  Subscriptions and Redemptions to Shareholders

Generally, initial and additional subscriptions for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Shares in the Fund. The initial acceptance for subscriptions for Shares was September 30, 2011 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts subscriptions for Shares as of the first day of each month at the Fund’s then current NAV. At March 31, 2021, the Fund received subscription proceeds of $1,087,000 in advance of the April 1, 2021 subscription date. This amount is included in the Statement of Assets and Liabilities.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Shares from shareholders of up to 35% of the Fund’s Net Assets quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of shareholders’ Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of its Shares. For the year ended March 31, 2021, the Fund did not earn any Repurchase Fees.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

7.   Federal Income Tax Matters

The Fund has a tax year end of October 31. The cost of investment securities and components of Net Assets on a tax basis presented below have been estimated as of March 31, 2021, the Fund’s fiscal year end. The actual cost of investment securities and components of Net Assets on a tax basis will be different as of October 31, 2021, the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income or loss and net realized gain or loss for the entire tax year (November 1, 2020 through October 31, 2021).

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of the investment securities at March 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$ 84,065,620	$ -	$ (704,337)	$ (704,337)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to PFIC mark-to-market adjustments and wash sale loss deferrals.

During the year ended March 31, 2021, the tax character of the $5,167,232 distribution paid by the Fund was ordinary income. During the year ended March 31, 2020, the tax character of the $2,360,902 distribution paid by the Fund was ordinary income.

At March 31, 2021, the estimated components of Net Assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income*	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)*	Unrealized Appreciation (Depreciation)

$ 4,419,558	$(42,392,012)	$(704,337)

*Subject to change based on the Fund’s results through its tax year end of October 31, 2021.

The cumulative timing differences primarily consist of PFIC mark-to-market adjustments, wash sale loss deferrals and late year ordinary loss deferrals.

As of October 31, 2020, the Fund had short-term capital loss carryforwards of $3,781,427 and net long-term capital loss carryforwards of $38,673,610. As of March 31, 2021 the Fund had estimated net short-term capital loss carryforwards of $3,772,058 and net long-term capital loss carryforwards of $38,619,954. Capital loss carryforwards are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

7. Federal Income Tax Matters (continued)

Late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the tax year ended October 31, 2020, the Fund deferred to November 1, 2020 late year ordinary losses of $968,844. For the year ended March 31, 2021, the Fund is estimated to defer $335,496 of late year ordinary losses to November 1, 2021. This amount is subject to change based on the Fund’s results through its tax year end of October 31, 2021.

The following amounts were reclassified within the capital accounts:

Paid in Capital	Accumulated undistributed/(distributed in excess of) net investment income	Accumulated net realized loss on Investments

$ 969,886	$ 43,091	$ (1,012,977)

The reclassifications for the Fund relate primarily to investments in PFICs and investments in regulated investment companies.

8.   Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi-annually, and may be subject to various lock-up provisions and early withdrawal fees.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

8. Risk Exposure (continued)

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause shareholders to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Because of the Fund’s investments in registered investment companies, the Fund indirectly pays a portion of the expenses incurred by these registered investment companies. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2021 (continued)

8. Risk Exposure (continued)

Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

9.   Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10.   Concentrations

As of March 31, 2021, an affiliate of the Investment Manager managed their client’s holdings in the Fund, which collectively represented all of the Fund’s Net Assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the operating agreement and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Trustees and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1) (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947), Chair since 2020; Trustee since 2011.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974— present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007— present); Trustee, Columbus Association for Performing Arts (1988— present); Director, Cardinal Health, Inc (CAH) (1994—2014).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014- 2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017— present).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles) (1985—2016).	127	Non-Executive Director, Legal &
General Investment Management
(Holdings) (2018—present); Non-
Executive Director, Legal & General
Investment Management America
(financial services and insurance)
(2017—present); Advisory Board
Member, Fiduciary Solutions, State
Street Global Advisors (2017—
present); Member, Client Advisory
Council, Financial Engines, LLC
(registered investment adviser) (2011—
2016); Director, Ford Pension Funds
Investment Management Ltd. (2007—
			2016).

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1) (2)	Other Directorships Held During the Past 5 Years
Dennis P. Harrington * (1950), Trustee since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles) (1984—2012).	127	None.
Frankie D. Hughes (1952), Trustee since 2011.	President, Ashland Hughes Properties (property management) (2014— present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993—2014).	127	None.
Raymond Kanner ** (1953), Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007—2016).	127

Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018—present); Advisory Board
Member, State Street Global Advisors
Global Fiduciary Solutions Board
(2017—present); Acting Executive
Director, Committee on Investment of
Employee Benefit Assets (CIEBA)
(2016—2017); Advisory Board
Member, Betterment for Business (robo
advisor) (2016—2017); Advisory Board
Member, Blue Star Indexes (index
creator) (2013—2017); Director,
Emerging Markets Growth Fund
(registered investment company)
(1997— 2016); Member, Russell Index
Client Advisory Board (2001— 2015).

Mary E. Martinez (1960), Vice Chair, since 2021, Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010—Present); Managing Director, Bank of America (asset management) (2007—2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003—2007); President, Excelsior Funds (registered investment companies) (2004—2005).	127	None.
Marilyn McCoy (1948), Trustee since 2011.	Vice President of Administration and Planning, Northwestern University (1985—present).	127	None.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Dr. Robert A. Oden, Jr. (1946), Trustee since 2011.	Retired; President, Carleton College (2002—2010); President, Kenyon College (1995—2002).	127	Trustee and Vice Chair, Trout Unlimited (2017— present); Trustee, American Museum of Fly Fishing (2013—present); Trustee, Dartmouth-Hitchcock Medical Center (2011—present); Trustee, American University in Cairo (1999—2014).
Marian U. Pardo *** (1946), Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007— present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003—2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not—for—profit supporting philanthropic and cultural programs) (2006— present).

(1)	Each Trustee serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation During Past 5 Years
Officers
Brian S. Shlissel (1964), President and Principal Executive Officer (2016) *	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) **	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2011)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Elizabeth A. Davin (1964), Assistant Secretary, (2011) ***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2011) ***	Executive Director and Assistant General Counsel, JPMorgan Chase; Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018) **

Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011) **	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017) **	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018) ***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation During Past 5 Years
Jeffrey D. House (1972), Assistant Treasurer (2017) ***	Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011) *	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?

For our everyday business purposes —	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For marketing purposes —	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes —	No	We don’t share
information about your transactions and experiences

For our affiliates’ everyday business purposes —	No	We don’t share
information about your creditworthiness

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
◾ open an account or provide contact information
◾ give us your account information or pay us by check
◾ make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾ affiliates from using your information to market to you
◾ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Access Multi-Strategy Fund II

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Automatic Dividend Reinvestment Plan (“DRIP”)

Pursuant to the DRIP, each Shareholder will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically notifies the Fund of its election to receive income dividends and/or capital gain distributions in cash at least 121 days before the last business day of the calendar year, or if the ex dividend date differs from the last business day, such other day that is the ex dividend date of such distribution. An election in writing to receive income dividends and/or capital gain distributions in cash received by the Fund 120 days or less before the ex dividend date of any dividend and/or distribution will apply to subsequent dividends and/or distributions that are paid at least 121 days after receipt of such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

(b)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $84,129 for 2020 and $76,313 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021. Audit-related fees consist of semi-annual financial statement reviews during the Registrant’s fiscal year.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,401 for 2020 and $17,871 for 2021.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2020 and October 31, 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2021 – Not Applicable

2020 – Not Applicable

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant disclosed below.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 – $30.0 million

2019 – $24.7 million

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

J.P. Morgan Private Investments Inc.

Proxy Voting Policies and Procedures

Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of the client, conflicts are identified and handled appropriately; and fiduciary obligations are fulfilled. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

This section is applicable to JPMPI in its capacity to provide investment advice and/or administrative functions to the Private Funds.

1.	Generally

On occasion, an issuer of an investment held by a Private Fund will request that an action be taken by such issuer’s investors (e.g., the Private Fund). The terms of the partnership or limited liability company agreement of the Private Fund will set forth the policies and procedures for casting the Private Fund’s vote on the action. In cases where the Private Fund’s investors have the right to vote on the matter, depending on the agreement, JPMPI, on behalf of the Private Fund, will either (i) cast votes representing a percentage of the Private Fund’s interest in the issuer based on the percentage of votes JPMPI received from the Private Fund’s investors or (ii) cast votes for the Private Fund’s entire interest in the issuer based on the votes JPMPI received from the Private Fund’s investors. In cases where JPMPI has the sole proxy authority to vote on a matter (and investors do not have voting rights), JPMPI has adopted the following voting policies and procedures:

2.	Proxy Voting Policies and Procedures

In general, JPMPI will handle all proxies and other corporate actions in a timely manner as part of its authority. JPMPI’s President is ultimately responsible for ensuring that all proxies received by JPMPI, on behalf of Private Funds, are voted in a timely manner and in a manner consistent with the Private Fund’s best interests. JPMPI’s fiduciary obligation to manage accounts in the best interests of the Private Funds extends to proxy voting. When voting proxies or acting with respect to corporate actions for Private Funds, JPMPI will act in a prudent and diligent manner solely with the goal of maximizing the economic value of the assets of the Private Fund’s account and thereby providing the greatest possible return to investors’ investments consistent with governing laws and the investment policies of the Private Fund.

As the management of a company is responsible for its day to day operations, JPMPI believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interest of investors. However, JPMPI generally votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish investor rights. JPMPI also generally votes against management in other cases where the facts and circumstances indicate that the proposal is not in its client’s best interests.

This section is applicable to JPMPI in its capacity as a sub-advisor to the RICs.

●

JPMPI seeks to have each investment management agreement set forth whether JPMPI or the client are responsible for voting proxies. If JPMPI is responsible, it is JPMPI’s obligation to vote proxies in the best interests of the client.

●	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.
●

It is the policy of JPMPI to vote all proxies received on stock held in portfolios over which JPMPI has discretionary management and proxy voting authority, unless JPMPI determines that it is not in the best interests of the client to vote any particular proxy.

●

To assist JPMPI’s investment personnel with proxy voting proposals, JPMAM may retain the services of an independent proxy voting services The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMPI with a comprehensive analysis of each proxy proposal; and providing JPMPI with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

●

To oversee the proxy voting process on an on-going basis, JPMAM has established a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance, Operations and Risk Management Departments.

●

The primary functions of the Proxy Committee are to periodically review general proxy voting matters; to review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

●

JPMAM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from outside proxy services, escalates issues to appropriate investment professionals and confirms the outside services’ recommendation with the appropriate investment professional. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

●

Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if any direct or indirect conflict regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

●

In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services’ voting recommendations to the appropriate investment professional. The investment professional will determine if the recommendations provided should be accepted.

●

If a material conflict of interest is identified by the Proxy Administrator, investment professional or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

●

An investment professional may override the recommendation of the proxy service and/or the normal JPMPI policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated and a statement that there is not a conflict of interest.

●	The Proxy Administrator’s duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.
●	The Compliance Department verifies that JPMPI’s ADV contains appropriate disclosure on how to obtain the JPMorgan Asset Management Proxy Voting Policy and Guidelines and voting records.
●	JPMPI’s clients can obtain voting records for their portfolio(s).
●

Following a request from a client to their Client Service Manager, JPMPI’s clients can obtain voting records for their portfolio(s) as well as a copy of the JPMorgan Asset Management Proxy Voting Policy and Guidelines.

*Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMPI’s Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies based on their interpretation of JPMPI’s Proxy Voting Guidelines.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio managers are Boris Arabadjiev and Thomas Byrnes. The portfolio managers determine the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. Mr. Arabadjiev is a Managing Director and the Head of Alternatives for the J.P. Morgan Private Bank CIO team, based in New York. Mr. Arabadjiev is a member of the Private Bank’s Global Investment Committee. Mr. Arabadjiev is responsible for coordinating the Private Bank’s CIO team research and strategy efforts across alternative investments, including hedge funds and liquid alternatives. In this capacity, Mr. Arabadjiev works closely with the firm’s Manager Selection, Hedge Fund Due Diligence, Portfolio Construction, Investment Strategy, and Risk Management teams to ensure alternative investments in client portfolios reflect the teams’ strategic and tactical views and are underwritten using a disciplined, systematic framework. Mr. Arabadjiev joined J.P. Morgan in 2017 with 18 years of capital markets experience and brings substantial expertise in analyzing, developing and investing in alternative investment strategies. Previously, Mr. Arabadjiev was the CIO and co-founder of Altemis Capital Management, a boutique asset management firm focused on liquid alternatives. At Altemis, Mr. Arabadjiev launched and ran a multi-asset risk premia product and customized solutions platform for institutional investors. Prior to Altemis, Mr. Arabadjiev was a Managing Director and CIO of the Alpha Strategies Group at Credit Suisse Asset Management, the firm’s fund of hedge funds business. Mr. Arabadjiev began his career at Barra Inc. in Berkeley, CA, where he worked with institutional investors on the development and application of factor-based risk analytics before moving to London to lead the firm’s cross-asset risk analytics effort. Mr. Arabadjiev holds a Ph.D. in Economics from the University of Southern California and a B.A./B.Sc. from WV Wesleyan College. Mr. Byrnes is an Executive Director and Portfolio Manager for the J.P. Morgan Private Bank hedge fund team, based in New York. In this role, Mr. Byrnes is responsible for the management of hedge fund and liquid alternative portfolios, which seek to optimize risk-adjusted returns through top-down portfolio construction and bottom-up vehicle selection. Prior to joining J.P. Morgan in April 2016, Mr. Byrnes served as a Portfolio Manager within the alternatives group at Russell Investments. In this role, Mr. Byrnes was responsible for managing multi-strategy and single-strategy hedge fund portfolios with investments totaling over $2 billion in global institutional and retail capital. Prior to Russell Investments, Mr. Byrnes worked within the hedge fund portfolio management and research teams at Credit Suisse, where he analyzed and implemented hedge fund investment ideas, as well as performed extensive research across multiple hedge fund strategies and portfolio construction focused on alternatives. Mr. Byrnes earned his Bachelor of Science in Business Administration with a concentration in Finance from Georgetown University, and is a Chartered Financial Analyst (CFA).

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2021:

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Boris Arabadjiev	1	246,765	4	742,576	0	0

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Boris Arabadjiev	0	0	0	0	0	0

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tom Byrnes	1	246,765	4	742,576	0	0

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tom Byrnes	0	0	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager, Sub-Adviser and/or their affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients, some of which will be Investment Funds, and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund and/or the Investment Funds invests or will invest.

Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Manager, Sub-Adviser and JPMorgan is set forth in the Investment Manager’s and Sub-Adviser’s respective Forms ADV, as applicable, which prospective shareholders should review prior to purchasing Fund shares. Copies of Part 1 and Part 2A of the Investment Manager’s and Sub-Adviser’s respective Forms ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Acting for Multiple Clients. In general, the Investment Manager and Sub-Adviser face conflicts of interest when either or both renders investment advisory services to several clients and, from time to time, provide dissimilar investment advice to different clients. For example, when funds or accounts managed by the Investment Manager, Sub-Adviser and/or their affiliates (“Other Accounts”) engage in short sales of the same securities held by the Fund or an Investment Fund, the Investment Manager and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which the Fund or an Investment Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which the Fund or an Investment Fund has also invested and these activities could have an adverse effect on the Fund. For example, if the Fund or an Investment Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund or Investment Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund or Investment Fund invests may use the proceeds of such investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by the Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Investment Manager and/or Sub-Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for the Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Investment Manager’s and/or Sub-Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as the Fund or invests in substantially similar assets as the Fund, creates an incentive for the Investment Manager and Sub-Adviser, as applicable, to favor the account paying it the potentially higher fee, e.g., in placing securities trades. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance. The Investment Manager and/or Sub-Adviser is actively engaged in advisory, trade support and management services for multiple investment vehicles, funds and accounts (each, an “Affiliated Group Account”), including other unregistered investment funds as well as investment funds registered under the Investment Company Act of 1940. The Investment Manager and/or Sub-Adviser from time to time invests in an Investment Fund on behalf of the Fund and/or one or more of its other clients, and thereby holds a significant portion of the interests in such Investment Fund, which will give rise to certain conflicts. For instance, preferential terms are granted to Affiliated Group Accounts as a result of the aggregate size of the commitments by all of such Affiliated Group Accounts to an Investment Fund, and therefore, in such cases, the Investment Manager and/or Sub-Adviser will have an incentive not to withdraw an investment from any such Investment Fund when it might otherwise wish to do so for an Affiliated Group Account in order to preserve the preferential terms for all of its Affiliated Group Accounts.

The Investment Manager, Sub-Adviser and their Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Investment Manager, Sub-Adviser and/or an Affiliate. The Investment Manager, Sub-Adviser or their Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Investment Manager and Sub-Adviser are not required to purchase or sell for any client account securities that they, an Affiliate or any of their employees may purchase or sell for their own accounts or the proprietary accounts of the Investment Manager, Sub-Adviser or an Affiliate or its clients. The Investment Manager, Sub-Adviser, their Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Fund will not be entitled to any such compensation. In providing services and products to clients other than the Fund, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for the Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Fund and/or Investment Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including the Fund or an Investment Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or Investment Fund or the Fund’s or Investment Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the JPMorgan Funds have received exemptive orders permitting certain JPMorgan Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Fund cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Fund could not purchase in the offering. In both cases the number of securities and counterparties available to the Fund will be fewer than are available to registered funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory, administration, fund accounting and shareholder servicing and other services to the Fund, and providing such services to the Fund may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

JPMorgan may provide brokerage services to Investment Funds in compliance with applicable law.

JPMorgan may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to the Investment Manager or its affiliates will not be reduced thereby. The Investment Manager or its affiliates, including the Sub-Advisor, may enter into placement agent agreements with a Portfolio Manager pursuant to which such Portfolio Manager may compensate the Investment Manager or its affiliates, including the Sub-Advisor, for referring investors (other than the Fund) to the Portfolio Manager.

To the extent permitted by applicable law, affiliates of the Investment Manager and Sub-Advisor from time to time will invest proprietary or client capital with investment advisers, which may also be Portfolio Managers to the Investment Funds, or in one or more of the Investment Funds in which the Fund invests. It is expected that a significant number of the Portfolio Managers will pay fees to such affiliates. For example, broker-dealer affiliates of the Investment Manager and Sub-Advisor, such as J.P. Morgan Securities LLC, act as placement agent for JPMorgan and third-party hedge funds and these affiliates will earn fees from the hedge fund sponsors or the hedge funds for providing placement and other ongoing services to the hedge fund. The Sub-Adviser generally chooses to invest the Fund’s assets in hedge funds also available for other J.P. Morgan Private Bank accounts, which typically are only hedge funds who pay or whose sponsors pay such fees to a broker-dealer affiliate of the Investment Manager and Sub-Advisor. The Sub-Advisor also invests in hedge funds that do not use a broker-dealer affiliate as placement agent. Fees paid to these affiliates are based on the client capital invested on their behalf by the affiliate in the Investment Funds. However, no affiliate will receive fees from Portfolio Managers for the Fund’s capital invested in the Investment Funds. In addition, JPMorgan may have other business relationships with such Portfolio Managers.

Participations Adverse to the Fund. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect the Fund’s and/or an Investment Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when the Fund and/or an Investment Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.

Preferential Treatment. The Investment Manager and/or Sub-Adviser receive more compensation with respect to certain funds or Other Accounts than it receives with respect to the Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Investment Manager and Sub-Adviser and their portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.

JPMorgan and its affiliates have entered into arrangements with service providers that include fee discounts for services rendered to JPMorgan and its affiliates. For example, certain law firms retained by JPMorgan or one or more of its affiliates discount their legal fees based upon the type and volume of services provided to JPMorgan or its affiliates. The cost of legal services paid by the Fund is separately negotiated and is not included in the negotiation or calculation of the JPMorgan rate and, as a result, the fees that are charged to the Fund typically reflect higher billing rates. In the event legal services are provided jointly to JPMorgan or its affiliates and the Fund with respect to a particular matter, the Fund and JPMorgan or such affiliates will each bear their pro rata share of the cost of such services which may reflect the JPMorgan discount or a higher rate, depending on the facts and circumstances of the particular engagement.

Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. In addition, JPMorgan has an incentive to allocate assets of the Fund to an underlying fund that is small, pays fees to JPMorgan or to which JPMorgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, the Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by the Fund that could be triggered based on the number of options written by the Investment Manager and/or Sub-Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. The Investment Manager and/or Sub-Adviser pay certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Investment Manager and/or Sub-Adviser face conflicts of interest because the statistical information and other research services may benefit certain other clients of the Investment Manager and/or Sub-Adviser more than the Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Investment Manager and/or Sub-Adviser uses client brokerage commissions to obtain statistical information and other research services, the Investment Manager and/or Sub-Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Investment Manager and/or Sub-Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Tender Offers. JPMorgan on behalf of its discretionary clients have significant ownership in the Fund. JPMorgan faces conflicts of interest when recommending to the Board the amount of shares the Fund should accept for tender, and when considering the effect of tender offers on the Fund and on other shareholders in deciding whether and when to tender its shares. A large tender of shares by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large tender could significantly reduce the assets of the Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio and other adverse consequences to the Fund, such as an event of default under the Credit Agreement.

Affiliated Transactions. The Fund is subject to conflicts of interest if it engages in principal or agency transactions with other JPMorgan funds or with JPMorgan. To the extent permitted by law, the Fund can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Fund (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self- dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of the Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, JPMorgan has direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Investment Manager and/or Sub-Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Affiliated Service Providers. JPMorgan faces conflicts of interest when the Fund uses service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting and shareholder servicing services to the Fund for which they are compensated by the Fund. Similarly, the Investment Manager and Sub-Adviser face conflicts of interest if they decide to use or negotiate the terms of a credit facility for the Fund if the facility is provided by an Affiliate. The JPMorgan affiliates providing services to the Fund benefit from additional fees when the Fund invests in an Investment Fund that also uses JPMorgan as its service provider.

Proxy Voting. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser votes proxies for securities held by the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Investment Manager’s and/or Sub-Adviser’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser invest Fund assets in securities of companies that are also clients of the Investment Manager and/or Sub-Adviser or that have material business relationships with the Investment Manager and/or Sub-Adviser or an Affiliate and a vote against management could harm or otherwise affect the Investment Manager’s, Sub- Adviser’s or the Affiliate’s business relationship with that company.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Valuation. Investment Manager acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. Investment Manager values securities and assets in the Fund according to the Fund’s valuation policies. From time to time Investment Manager will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with Investment Manager. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. Investment Manager will also face a conflict with respect to valuations as they affect the amount of Investment Manager’s compensation as investment adviser and administrator.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Investment Manager and/or Sub-Adviser, could cause the Investment Manager and/or Sub-Adviser to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. However, JPMorgan’s internal information barriers restrict the Investment Manager’s and Sub-Adviser’s ability to access such information even when it would be relevant to its management of the Fund. Such Affiliates can trade differently from the Fund potentially based on information not available to the Investment Manager and Sub-Adviser. If the Investment Manager and/or Sub-Adviser acquires or is deemed to acquire material non- public information regarding an issuer, the Investment Manager and/or Sub-Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including the Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Investment Manager and/or Sub-Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or the Investment Manager and/or Sub-Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

I. Additional Potential Conflicts of Interest

The Investment Manager has engaged an affiliated sub-adviser. The Investment Manager compensates the Sub-Adviser out of the advisory fees it receives from the Fund, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Adviser has interests and relationships that create actual or potential conflicts of interest related to its management of the assets of the Fund. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein. Such potential conflicts relate to the Sub-Adviser’s trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

II.CONFLICTS OF INTEREST RELATING TO PORTFOLIO MANAGERS

The Investment Manager anticipates that each Portfolio Manager will consider participation by the Fund or an Investment Fund in which the Fund invests in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for investment funds and other accounts managed by the Portfolio Manager other than the Fund (“Portfolio Manager Accounts”), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

A Portfolio Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Investment Fund to purchase and a Portfolio Manager Account to sell, or the Investment Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates, including the Sub-Advisor. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Investment Manager may provide to one or more Portfolio Manager Accounts or the Fund.

PORTFOLIO MANAGER COMPENSATION

Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual and/or investment funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual and/or investment funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual and/or investment funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual and/or investment funds.

(a)(4)	Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Boris Arabadjiev	$0
Thomas Byrnes	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     J.P. Morgan Access Multi-Strategy Fund II

By (Signature and Title)*        /s/ Brian S. Shlissel

Brian S. Shlissel,

Principal Executive Officer

Date   June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Brian S. Shlissel

Brian S. Shlissel,

Principal Executive Officer

Date   June 7, 2021

By (Signature and Title)*        /s/ Timothy J. Clemens

Timothy J. Clemens,

Principal Financial Officer

Date   June 7, 2021

* Print the name and title of each signing officer under his or her signature.